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                                                                   EXHIBIT 10(w)

                             SEVENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 20th day of March, 1998, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), ING (U.S.) CAPITAL CORPORATION, f/k/a Internationale Nederlanden (U.S.) Capital Corporation, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                                 W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of April 11, 1996, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1996, that certain Second Amendment to Third Amended and Restated Credit Agreement dated March 7, 1997, that certain Third Amendment to Third Amended and Restated Credit Agreement dated July 18, 1997, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated August 29, 1997, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated November 3, 1997 and that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated February 10, 1998 (as amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Seventh Amendment to Third Amended and Restated Credit Agreement.

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          "Amendment Documents" means this Amendment.

          "Credit Agreement" means the Original Agreement as amended hereby.

                           ARTICLE II. -- Amendments

     (S) 2.1.   Use of Proceeds.  The last sentence of Section 8.17 of the
Original Agreement (which was added pursuant to the Sixth Amendment to the Credit Agreement) is hereby amended to read as follows:

     In addition, the Company may use up to $55,000,000 of the proceeds of the Loans hereunder to make capital contributions to Unrestricted Subsidiaries as permitted in Section 8.10(e).

     (S) 2.2. Investments. Sections 8.10(e) and (f) of the Original Agreement (which were added pursuant to the Sixth Amendment to the Credit Agreement) are hereby amended to read as follows:

          (e) capital contributions to Unrestricted Subsidiaries from time to time in an aggregate amount not to exceed $55,000,000;

          (f) in addition to any capital contributions permitted in subsection
     (e) above, the following Investments in Unrestricted Subsidiaries:   (i)
     captial contributions of up to $85,000,000 of the proceeds of any preferred or common stock of the Company issued after January 1, 1998; and
     (ii) any Investment represented by, or required to comply with the obligations undertaken under, the Stock Purchase Agreement described in
     Section 8.35(c);

     (S) 2.3. Unrestricted Subsidiaries. Section 8.35 of the Original Agreement (which was added pursuant to the Sixth Amendment to the Credit Agreement) is hereby amended to read as follows:

          Section 8.35 Unrestricted Subsidiaries. The Company has or may form a new subsidiary to be known as Plains All American Inc., a Delaware corporation (such subsidiary, and each of its subsidiaries, whether now existing or hereafter formed or acquired, each an "Unrestricted Subsidiary"), which Unrestricted Subsidiaries shall be subject to the following:

     (a) Subject to subsection (d) below, no Unrestricted Subsidiary shall be deemed to be a "Subsidiary" of the Company for purposes of this Agreement or any other Basic Document, and no Unrestricted Subsidiary shall be subject to or included within the scope of any provision herein or in any other Basic Document, including without limitation any representation, warranty, covenant or Event of Default herein or in any other Basic Document, except as set forth in this Section 8.35.

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     (b)  Except as permitted under Section 8.10(e) and (f) or Section 8.35 (c), neither the Company nor any of its Subsidiaries shall Guarantee any Indebtedness or other obligation of, grant any Lien on any of its Property to secure any Indebtedness or other obligation of, make any Investment in, assume or grant an indemnity with respect to, or provide any other form of credit support to, any Unrestricted Subsidiary, and neither the Company nor any of its Subsidiaries shall enter into (i) any management contract or agreement with any Unrestricted Subsidiary, except upon the prior written consent of Majority Lenders, not to be unreasonably withheld, or (ii) any other contract or agreement with any Unrestricted Subsidiary, except in the course of ordinary business on terms no less favorable to the Company or such Subsidiary, as applicable, than could be obtained in a comparable arm's length transaction from an unaffiliated party.

     (c) Notwithstanding anything to the contrary contained in this Agreement, the Company and Plains All American Inc. may (i) enter into that certain Stock Purchase Agreement substantially in the form of the draft Stock Purchase Agreement attached hereto as Exhibit A, with such additions or modifications as may be agreed to by the Company and Plains All American Inc., provided that such additions or modifications shall not modify or increase any direct or indirect liability of the Company or any of its Subsidiaries (other than the liability of any Unrestricted Subsidiary) which arises or may arise under the Stock Purchase Agreement, unless such additions or modifications have been consented to by Majority Lenders, and (ii) observe and perform their respective obligations under the Stock Purchase Agreement, including, without limitation, the consummation of the stock purchases contemplated thereby, but only insofar as any such observance or performance does not constitute or result in a default or violation of any Indenture or other agreement governing Indebtedness of the Company or its Subsidiaries.

     (d) In the event Unrestricted Subsidiaries shall fail to consummate the transactions contemplated by such Stock Purchase Agreement prior to September 30, 1998, then on and after October 1, 1998 each Unrestricted Subsidiary shall be deemed to be a "Subsidiary" of the Company for purposes of this Agreement and shall be subject to the terms and conditions hereof.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and Majority Lenders.

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                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

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                          ARTICLE V. -- Miscellaneous

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     (S) 5.1.  Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS RESOURCES INC.

                              By: /s/  PHILLIP D. KRAMER
                                 ------------------------------------------
                                 Phillip D. Kramer
                                 Vice President and Chief Financial Officer


                              ING (U.S.) CAPITAL CORPORATION,
                              f/k/a Internationale Nederlanden (U.S.) Capital Corporation, individually as a Lender and as Agent

                              By: /s/  CHRISTOPHER R. WAGNER
                                 ------------------------------------------
                                 Christopher R. Wagner, Vice President


                              BANKBOSTON, N.A., Lender

                              By: /s/   TERRENCE RONAN
                                 ------------------------------------------
                                 Name:  Terrence Ronan
                                 Title:


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION
                              (f/k/a First Interstate Bank of Texas, N.A.),
                              Lender

                              By: /s/  ANN M. RHOADS
                                 --------------------------------------------
                                 Ann M. Rhoads, Vice President

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                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (f/k/a
                              Texas Commerce Bank National Association), Lender

                              By: /s/  RUSSELL A. JOHNSON
                                 ---------------------------------------------
                                 Name: Russell A. Johnson
                                 Title: Vice President


                              COMERICA BANK-TEXAS, Lender

                              By: /s/  JAMES KIMBLE
                                 ---------------------------------------------
                                 Name: James Kimble
                                 Title: Assistant Vice-President

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                                 CONSENT AND AGREEMENT
                                 ---------------------

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated April 11, 1996 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS MARKETING & TRANSPORTATION INC.
                         PLAINS RESOURCES INTERNATIONAL INC.
                         PLAINS TERMINAL & TRANSFER CORPORATION
                         PLX CRUDE LINES INC.
                         STOCKER RESOURCES, INC.
                         PLX INGLESIDE INC.
                         CALUMET FLORIDA, INC.
                         PLAINS ILLINOIS INC.


                         By:/s/  PHILLIP D. KRAMER
                            -----------------------------------------------
                            Phillip D. Kramer
                            Vice President and Chief Financial Officer


                         STOCKER RESOURCES, L.P.

                         By:  Stocker Resources, Inc.,
                               its General Partner


                         By:/s/  PHILLIP D. KRAMER
                            -----------------------------------------------
                                 Phillip D. Kramer
                                 Vice President and Chief Financial Officer

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